Exhibit 99.3Exhibit 99.3

• • • • •• • • • •

• • •• • •

• • • • •• • • • •

• • • • • • • • • • • •• • • • • • • • • • • •

• • •• • •

••• ••• •••••• ••• •••

Sources $M Uses $M • SWBK Shares $ 2,400 Equity Consideration to Bird Shareholders² $ 2,400 SWBK Cash in Trust 316 Cash to Balance Sheet 428 PIPE¹ 160 Transaction Fees 48 • Total Sources $ 2,876 Total Uses $ 2,876 • Pro Forma Capitalization Cash and Cash Equivalents (from de-SPAC) $ 428 • (+) Bird Cash on Balance Sheet 240 PF Cash $ 667 Equity Value (Post-Money) $ 2,936 • Enterprise Value $ 2,277 Pro Forma Ownership⁴ PIPE Investors SPAC Sponsor Shares 5.5 % Shares (M) Ownership Breakdown % 2.0 % SWBK Investors Existing Bird Shareholders² 240.0 81.8% 10.8 % SWBK Investors 31.6 10.8 PIPE Investors¹ 16.0 5.5 SPAC Sponsor Shares³ 5.9 2.0 Existing Bird Equity Ownership 293.6 100.0 % Shareholders 81.8 %Sources $M Uses $M • SWBK Shares $ 2,400 Equity Consideration to Bird Shareholders² $ 2,400 SWBK Cash in Trust 316 Cash to Balance Sheet 428 PIPE¹ 160 Transaction Fees 48 • Total Sources $ 2,876 Total Uses $ 2,876 • Pro Forma Capitalization Cash and Cash Equivalents (from de-SPAC) $ 428 • (+) Bird Cash on Balance Sheet 240 PF Cash $ 667 Equity Value (Post-Money) $ 2,936 • Enterprise Value $ 2,277 Pro Forma Ownership⁴ PIPE Investors SPAC Sponsor Shares 5.5 % Shares (M) Ownership Breakdown % 2.0 % SWBK Investors Existing Bird Shareholders² 240.0 81.8% 10.8 % SWBK Investors 31.6 10.8 PIPE Investors¹ 16.0 5.5 SPAC Sponsor Shares³ 5.9 2.0 Existing Bird Equity Ownership 293.6 100.0 % Shareholders 81.8%

27% 24% 20% 16% 12% 8% 4% 0% 207% 0% 20% 40% 60% 80% 100% 120% 2022E - 2023E Revenue Growth 2023E EBITDA Margin27% 24% 20% 16% 12% 8% 4% 0% 207% 0% 20% 40% 60% 80% 100% 120% 2022E - 2023E Revenue Growth 2023E EBITDA Margin

15.0 x 13.0 x 10.2 x 8.2 x 7.5 x 6.1 x 5.1 x 4.0 x 3.5 x 2.8 x 2.8 x Bird Uber Lyft DoorDash Grab Tesla Netflix Peloton ChargePoint Volta EVGo 0.60 x 0.43 x 0.26 x 0.23 x 0.18 x 0.18 x 0.15 x 0.11 x 0.07 x 0.05 x 0.03 x Bird Uber Lyft DoorDash Grab Tesla Netflix Peloton ChargePoint Volta EVGo15.0 x 13.0 x 10.2 x 8.2 x 7.5 x 6.1 x 5.1 x 4.0 x 3.5 x 2.8 x 2.8 x Bird Uber Lyft DoorDash Grab Tesla Netflix Peloton ChargePoint Volta EVGo 0.60 x 0.43 x 0.26 x 0.23 x 0.18 x 0.18 x 0.15 x 0.11 x 0.07 x 0.05 x 0.03 x Bird Uber Lyft DoorDash Grab Tesla Netflix Peloton ChargePoint Volta EVGo

43.6 x 34.7 x 24.9 x 21.7 x 13.7 x 13.5 x 10.7 x 9.0 x 7.4 x 5.8 x 4.6 x Bird Uber Lyft DoorDash Grab Tesla Netflix Peloton ChargePoint Volta EVGo 73.9 x 62.0 x 51.2 x 44.2 x 29.6 x 22.4 x 28.3 x 19.4 x 15.8 x NM NM Bird Uber Lyft DoorDash Grab Tesla Netflix Peloton ChargePoint Volta EVGo43.6 x 34.7 x 24.9 x 21.7 x 13.7 x 13.5 x 10.7 x 9.0 x 7.4 x 5.8 x 4.6 x Bird Uber Lyft DoorDash Grab Tesla Netflix Peloton ChargePoint Volta EVGo 73.9 x 62.0 x 51.2 x 44.2 x 29.6 x 22.4 x 28.3 x 19.4 x 15.8 x NM NM Bird Uber Lyft DoorDash Grab Tesla Netflix Peloton ChargePoint Volta EVGo

$ 16,471 $ 8,154 $ 8,235 $ 6,160 $ 5,770 $ 4,077 $ 3,606 $ 2,277 $ 3,080 Transaction Value EV / 2023E Revenue EV / 2023E Gross Profit EV / 2023E Revenue / 2022E- EV / 2023E EBITDA 2023E Growth$ 16,471 $ 8,154 $ 8,235 $ 6,160 $ 5,770 $ 4,077 $ 3,606 $ 2,277 $ 3,080 Transaction Value EV / 2023E Revenue EV / 2023E Gross Profit EV / 2023E Revenue / 2022E- EV / 2023E EBITDA 2023E Growth

Proven Management Returns-Oriented 5.0x – 10.0x Catalyst for Growth ~63% Discount to Dominant Market Share midpoint Megatrend Industry Tailwinds Validated ValuationProven Management Returns-Oriented 5.0x – 10.0x Catalyst for Growth ~63% Discount to Dominant Market Share midpoint Megatrend Industry Tailwinds Validated Valuation

• • • • • • • • • • • • • • •• • • • • • • • • • • • • • •

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Exhibit 99.3

SWITCHBACK II

Bird

Investor Presentation


BIRD

Disclaimer

FORWARD-LOOKING STATEMENTS

- All statements other than statements of historical facts contained in this presentation (this "Presentation") are forward-looking statements. Forward-looking statements may generally be identified by the use of words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "project," "forecast," "predict," "potential," "seem," "seek," "future," "outlook," "target" or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics, projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this Presentation, and on the current expectations of the management of Bird Rides, Inc. ("Bird" or the "Company") and Switchback II Corporation ("Switchback") and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Bird and Switchback. These forward-looking statements are subject to a number of risks and uncertainties, including changes in domestic and foreign business, market, financial, political and legal conditions; the inability of the parties to successfully or timely consummate the proposed business combination between Bird and Switchback and related transactions (the "Proposed Business Combination"), including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the Proposed Business Combination or that the approval of the shareholders of Switchback or the stockholders of Bird is not obtained; the failure to realize the anticipated benefits of the Proposed Business Combination; risks relating to the uncertainty of the projected financial information with respect to Bird; risks related to the rollout of Bird's business and the timing of expected business milestones; the effects of competition on Bird's business; the amount of redemption requests made by Switchback's public shareholders; the ability of Switchback or the combined company to issue equity or equity-linked securities or obtain debt financing in connection with the Proposed Business Combination or in the future; and those factors discussed in Switchback's final prospectus dated January 7, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, under the heading "Risk Factors," and other documents of Switchback filed, or to be filed, with the Securities and Exchange Commission ("SEC"), or to be filed by Bird Global, Inc., a Delaware corporation and wholly owned subsidiary of Bird ("Bird Holdings") with the SEC. If any of these risks materialize or Switchback's or Bird's assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither Switchback nor Bird presently know or that Switchback and Bird currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Switchback's and Bird's expectations, plans or forecasts of future events and views as of the date of this Presentation. Switchback and Bird anticipate that subsequent events and developments will cause Switchback's and Bird's assessments to change. However, while Switchback and Bird may elect to update these forward-looking statements at some point in the future, Switchback and Bird specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing Switchback's and Bird's assessments as of any date subsequent to the date of this Presentation. Accordingly, undue reliance should not be placed upon the forward-looking statements. Neither Bird, Switchback, Bird Holdings nor any of their respective affiliates have any obligation to update this Presentation.

INDUSTRY AND MARKET DATA

- Although all information and opinions expressed in this Presentation, including market data and other statistical information, were obtained from sources believed to be reliable and are included in good faith, Bird and Switchback have not independently verified the information and make no representation or warranty, express or implied, as to its accuracy or completeness. Some data is also based on the good faith estimates of Bird and Switchback, which are derived from their respective reviews of internal sources as well as the independent sources described above. This Presentation contains preliminary information only, is subject to change at any time and, is not, and should not be assumed to be, complete or to constitute all the information necessary to adequately make an informed decision regarding your engagement with Bird and Switchback.

USE OF PROJECTIONS

- This Presentation contains projected financial information with respect to Bird. Such projected financial information constitutes forward-looking information, and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. See the "Forward-Looking Statements" paragraph above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved. Neither Switchback's nor Bird's independent auditors have audited, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this Presentation, and accordingly, neither of them expressed an opinion or provided any other form of assurance with respect thereto for the purpose of this Presentation.

IMPORTANT INFORMATION FOR INVESTORS AND SHAREHOLDERS

- If the Proposed Business Combination is pursued, Bird Holdings will file a registration statement (which will include a proxy statement of Switchback and a prospectus of Bird Holdings) and other relevant documents with the SEC. Shareholders and other interested persons are urged to read the registration statement and any other relevant documents filed with the SEC when they become available because they will contain important information about Switchback, Bird, Bird Holdings and the Proposed Business Combination. Shareholders will be able to obtain a free copy of the registration statement (when filed), as well as other filings containing information about Switchback, Bird, Bird Holdings and the Proposed Business Combination, without charge, at the SEC's website located at www.sec.gov.

PARTICIPANTS IN SOLICITATION

- Switchback, Bird, Bird Holdings and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from Switchback's shareholders in respect of the Proposed Business Combination and the other matters set forth in the registration statement. Information regarding Switchback's directors and executive officers is available under the heading "Management" in its final prospectus relating to its initial public offering dated January 7, 2021 and Annual Report on Form 10-K for the fiscal year ended December 31, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement relating to the Proposed Business Combination when it becomes available.

Disclaimer (cont'd)

FINANCIAL INFORMATION; NON-GAAP FINANCIAL MEASURES

- The financial information and data contained in this Presentation is unaudited and does not conform to Regulation S-X promulgated under the Securities Act of 1933, as amended. Accordingly, such information and data may not be included in, may be adjusted in or may be presented differently in, any proxy statement/prospectus or registration statement to be filed by Switchback or Bird Holdings with the SEC. Some of the financial information and data contained in this Presentation, such as Gross Transaction Value, Adjusted EBITDA, Adjusted EBITDA Margin, Sharing Revenue and Ride Profit, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). Switchback and Bird believe these non-GAAP measures of financial results provide useful information to management and investors regarding certain financial and business trends relating to Bird's financial condition and results of operations. Bird's management uses these non-GAAP measures for trend analyses, for purposes of determining management incentive compensation and for budgeting and planning purposes. Switchback and Bird believe that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Bird's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP. The principal limitation of these non-GAAP financial measures is that they exclude significant expenses and income that are required by GAAP to be recorded in Bird's financial statements. In addition, they are subject to inherent limitations as they reflect the exercise of judgments by management about which expense and income are excluded or included in determining these non-GAAP financial measures. In order to compensate for these limitations, management presents non-GAAP financial measures in connection with GAAP results.

TRADEMARKS AND TRADE NAMES

- Bird and Switchback own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of their respective businesses. This Presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties' trademarks, service marks, trade names or products in this Presentation is not intended to, and does not imply, a relationship with Bird or Switchback, or an endorsement or sponsorship by or of Bird or Switchback. Solely for convenience, the trademarks, service marks and trade names referred to in this Presentation may appear with the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Bird or Switchback will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor to these trademarks, service marks and trade names.

RISK FACTORS

- **For a description of the risks relating to an investment in Bird, including its business and operations, we refer you to "Risk Factors" in the Appendix to this Presentation.**

Transaction summary

Summary of proposed transaction

One of the biggest new market opportunities in transportation also happens to be one that benefits the world

Bird's mission is to provide environmentally friendly transportation for everyone

⟶ **$800B** opportunity created in Micromobility

⟶ **60%** of all trips are 5 miles or less

Transaction expected to fully fund business model through cash flow positive

Switchback II (NYSE:SWBK) has ~$316M of cash in trust account

Pro forma capital structure

- Bird stockholders rolling 100% of their equity
- >$400M proceeds net of debt elimination and transaction fees to fund growth (assuming no redemptions by public shareholders of Switchback II Corporation)
- $200M in committed capital through PIPE and debt facility[1]

Valuation

- Enterprise value of ~$2.3B
- Attractive valuation versus other digital marketplace, mobility and category creator peers[2]

Leadership

BIRD



Travis VanderZanden
Founder, CEO



Yibo Ling
CFO

SWITCHBACK II



Jim Mutrie
Director
Co-CEO



Scott McNeill
Director
Co-CEO

1. Messrs. Mutrie and McNeill will collectively invest $8.6M in the PIPE on the same terms as the PIPE investors, in addition to the $2M they collectively bought in the IPO on the same terms as the public.
2. Source: FactSet market data.

Investment highlights – Bird checks all the boxes

PROVEN CRITERIA

BIRD

	Proven criteria		Bird
1	Disruptive Technology with Massive TAM	• $800B opportunity in electrified Micromobility • 60% of trips are less than 5 miles	✓
2	Experienced Management	• Possess a demonstrable track record of operating success • Drove compelling unit economics	✓
3	Market Leadership	• Expanding global footprint, currently operating in 200+ cities worldwide • $1.1B raised to date, supporting leading technology, hardware and market share	✓
4	Compelling Business Model	• Fleet Manager model reduces costs, aligns incentives and boosts leading unit economics • Facilitates expansion into long-tail cities	✓
5	Returns-Oriented	• Year-round positive unit economics during COVID • $308M gross profit by 2023	✓
6	Catalyst for Growth	• COVID tailwinds spurred favorable regulatory changes, op-model and industry consolidation • Opportunity for upside from additional capital, innovation, operations and technology	✓







Environmentally friendly transportation for everyone


BIRD

We are a scaled micromobility platform

95M+
Rides to date

$401M
2022E Revenue[1]

114%
Revenue Growth[2]

200+
Cities operating globally[3]

40
Trees equivalent to each vehicle's GHG offset[4]

3M+
New riders since start of pandemic



RIDES
PARTNERS
CITY LICENSES
DATA
DEMAND
First-mover advantage

1. Represents 2022E revenue estimate.
2. 2021E to 2022E revenue growth.
3. As of May 2021.
4. Based on carbon sequestering per year of 6-year-old elm tree of 1,700 grams relative to a Bird Two over a 1.5 year period representative of a Bird Two half-life.

COVID changed our world



Austin, TX



Rome, Italy


Civic Center
Hill Street
Downtown
Stadium Way
Dodger Stadium

Los Angeles, CA



Tel Aviv, Israel

Topline impacted in the short-term, but bounced back quickly


Weekly Sharing GTV ($M)[1]
+81% growth over the last 4 weeks[2]
COVID-19
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
Jan-20
Feb-20
Mar-20
Apr-20
May-20
Jun-20
Jul-20
Aug-20
Sep-20
Oct-20
Nov-20
Dec-20
Jan-21
Feb-21
Mar-21

1. Gross Transaction Value for sharing only; excludes Consumer Products and Platform vehicle and spare parts sales.
2. Based on last 4 weeks ending March 28, 2021 vs. last 4 weeks ending February 28, 2021.

Topline ramping up quickly in 2021 as COVID headwinds ease



Weekly Sharing GTV ($M)[1]
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
2.6x vs. same week in 2019
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2018
2019
2020
2021

1. Gross Transaction Value for sharing only; excludes Consumer Products and Platform vehicle and spare parts sales.

COVID also spurred favorable regulatory changes

HAARETZ

Tel Aviv plans to Double the City's Network of Bike Paths by 2025

The Guardian

Milan Announces Ambitious Scheme to Reduce Car Use After Lockdown

Bloomberg

Pandemic Has Spurred 930 Miles of New Bike Lanes in Europe

R.

Rome Creates Bike Lanes As Part Of Virus Measures

REUTERS

New York City Legalizes Electric Bikes and Scooters, Will Create e-Scooter Pilot Program

DW

Coronavirus Pandemic Gives Cyclists More Road in Berlin

STREETS BLOG

Oakland to Open 74 Miles of Streets for Walkers and Cyclists

The Guardian

Electric Scooters to Get Green Light to Go on Britain's Public Roads

GOVE

Seattle Will Keep Some Streets Closed Even After Coronavirus

THE NEW REPUBLIC

American Cities are Built for Cars. Coronavirus Could Change That.

+$20B

SAM increase driven by regulatory response to COVID

Opening of new cities (+$8B)

- UK opening to e-scooters
- NYC opening accelerated to Q2 2021

Improved 3rd-lane infrastructure (+$12B)

- Top global e-scooter cities like Tel Aviv and San Francisco expanding their 3rd lane infrastructure

Massive market opportunity with COVID accelerating penetration

TOTAL ADDRESSABLE MARKET


8 trillion trips are taken each year globally…
of which 5 trillion are < 5 miles in length…
of which 900 billion are taken by addressable users…
with 200 billion trips shifting to micromobility…

…resulting in a $800B yearly revenue opportunity[1]


$60B
Yearly SAM²
Addressed Market
$800B
Yearly TAM

1. TAM calculated from global trip data per industry sources, the US federal government and the European Commission haircut by trip length and user demographic data (including age, ability, and income) per the UN, World Bank, and CIA Factbook, modal mix per industry sources and climate suitability per historical weather data.

2. SAM calculated beginning with TAM of near-term Bird markets reduced by 'serviceable trip length' penetration per Bird trip length data, infrastructure penetration per city-level data from industry sources, regulatory penetration per city regulations and Bird internal estimates for city permits.

It all started with the scooters

	OFF THE SHELF	BIRD-DESIGNED			
					
	Xiaomi M365	**Bird**Zero	**Bird**One	**Bird**Two	**Bird**Three
VEHICLE HALF-LIFE	3 - 4 months	12 months	14 months	18 months	24 months
KEY INNOVATIONS	Sep 2017 First-ever shared scooter	Oct 2018 Ruggedized for sharing Doubled battery life	May 2019 Fully encrypted brain Modular body for easy repairs	Aug 2019 Ultra-rugged fused body Large, efficient battery	Mar 2021 Best-in-class safety features Anti-theft firmware and battery-brain encryption

Note: Bird Zero, Bird One and Bird Two vehicle half-life based on methodology employed in audited GAAP financials; Bird Three estimated vehicle half-life based on equivalent methodology as prior vehicle models.

Continued innovation and new form factors, including e-bikes


COMING
SOON

Sharing: Captures more 3+ mile trips to expand sharing SAM by $20B+[1]

Retail: Global e-bike retail market expected to reach $20B by 2023[2]


US E-bike Sales Growth Accelerating3
('000s of Units)
+157%
YoY
130
152
236
318
353
908
2015
2016
2017
2018
2019
2020

1. Expansion of Serviceable Addressable Market (detailed previously) to capture penetration of trips 5 miles or less in distance.
2. Source: Deloitte.
3. Source: QYResearch.

Ours is a complex, multidimensional business:

Two-sided marketplaces, wrapped in closed regulatory systems, requiring global scale



Deepen vehicle design moat based on hundreds of millions of real-world interactions
GLOBAL VEHICLE DEVELOPMENT & SUPPLY CHAIN
Vehicle R&D
Designed in California with >18mo life & multi-day battery capacity
Prototype Testing
Finalize Bird Design & Specs
Vendor Management / PO Submission
Manufacturing
Shipping from Production Facility to Bird
SCALE TO GENERATE DATA AND TECH EDGE
User (rider) App Development & Iteration
FM App Development & Iteration
Nest Location & Size
Machine forecasts demand, sets drops/rebalancing to maximize profit
PROTECTED CITY REVENUE
Permits
Maintain strong permit win rate
Government Rel.
Industry-leading Gov Partnerships team
Playbook to launch in new markets
Acquire & Standup Partner Network & Local Ops
TWO-SIDED MARKETPLACE
Hyperlocal data
Local FMs (supply)
Charge, rebalance, & repair vehicles
Riders (demand)
Base of millions of entrenched riders
Bird mesh network
Refine RFP application, pricing, drop & relocation logic based on rider/FM experience

KEY: Global scale + R&D | Government partnership | Marketplace | First mover advantage

Evolved to Fleet Manager operating model during COVID pause

HOW IT WORKS

Network of Fleet Managers[1] manage logistics for micro-fleets, providing economic advancement opportunities and **streamlining expansion to small cities**

Fleet Managers charge, deploy, store, and repair, **reducing Bird's infrastructure costs**, especially in winter

Aligns incentives through a per-trip revenue share construct, **further boosting Bird's leading unit economics** while providing a positive return to Fleet Managers

WHO OWNS THE...	IN-HOUSE OPS	FLEET MANAGER OPS
Charging	Bird / Partner	Partner
Deployment	Bird	Partner
Rebalancing	Bird	Partner
Repair	Bird	Partner
Vehicle	Bird	Bird / Partner
Permits	Bird	Bird
Brand	Bird	Bird
Data/Tech Platform	Bird	Bird
% of H2 2020 sharing revenue[2]	6%	94%

KEY: Bird, Partner

1. Acquisition cost of ~$1K per Fleet Manager based on acquisition from Mar – Oct 2020.
2. Excludes Consumer Products and Platform revenue.

Fleet Manager operating model has positive unit economics in the winter (after depreciation)



RIDE PROFIT EVOLUTION (as % of sharing revenue[1])
COVID conditions
FY2018
Q1 2019
Q2 2019
Q3 2019
Q4 2019
Q1 2020
Q2 2020
Q3 2020
Q4 2020
50%
0%
(50%)
(100%)
(150%)
(200%)+
(155%)
(348%)
(113%)
(297%)
8%
(67%)
19%
(36%)
(8%)
(97%)
(54%)
(99%)
15%
(18%)
44%
17%
42%
10%
H2 2020 vs. FY2019: +97%[2]
Fleet Manager operating model
FY2019 vs. FY2018: +265%[2]
Bird-designed vehicles and operational improvements
Ride Profit (before Vehicle Depreciation)
Ride Profit (after Vehicle Depreciation)

Note: Ride Profit and Sharing Revenue are non-GAAP metrics, see reconciliation in Appendix. FY2018 and Q1/Q2 2019 includes fleet of legacy retail vehicles.
1. Net of sales tax, credits, discounts, refunds, disputes and failed payments; excludes Platform and Consumer Products vehicle and spare part sales.
2. Margin improvements based on Ride Profit (after Vehicle Depreciation).

75% of markets generated positive Ride Profit in H2 2020 (after vehicle depreciation)


RIDE PROFIT PER RIDE
(AFTER VEHICLE DEPRECIATION)
Remaining COVID headwinds in certain tail cities

Note: Constituent cities include those with > 15,000 rides in H2 2020, reflecting over 95% of sharing-related revenue. Ride profit is a non-GAAP metric. See appendix for reconciliation of company-wide metric. Ride profit per ride is ride profit divided by all rides in each city over the equivalent time period.

Fleet Manager operating model unlocks long-tail markets

ONLY SCRATCHING THE SURFACE OF THE LONG-TAIL MARKET OPPORTUNITY

Large Cities	Long-tail Cities[1]
$3.0B Near-term Revenue Potential	$8.9B Near-term Revenue Potential



Current Annual Net Revenue[2]
Annual Net Revenue Opportunity[3]

SUPERIOR ECONOMICS SO FAR

- ☑ Lighter regulatory and competitive intensity in small cities
- ☑ Fleet Manager operating model minimizes fixed costs at city level (i.e., service centers), providing Bird an economic moat



RIDE PROFIT MARGIN[4] (AFTER VEHICLE DEPRECIATION)
10%
19%
Large Cities
Long-tail Cities

1. Defined as cities with <500K population.
2. Based on existing Bird cities. Revenue based on KPIs realized from July 2020 through February 2021, annualized.
3. Annual Net Revenue Opportunity based on North America and EMEA Serviceable Addressable Market adjusted for near-term market penetration factor of 20%.
4. Ride Profit Margin after vehicle depreciation is a non-GAAP metric and produced on equivalent basis as Ride Profit in non-GAAP reconciliation in appendix. H2 2020 shown.

Why Bird wins

1 Visionary, founder-led management team with a culture of innovation

2 Rider experience that addresses traditional mobility pain points

3 Aligned incentives in the mutually beneficial Fleet Manager operating model

4 Category creator with advanced technology and data platform

5 Energy transition at its core

6 Strong unit economics, even with winter-like COVID utilization


BIRD
BIRD
BIRD

1 Visionary, founder-led management team with a culture of innovation



Travis VanderZanden
Founder & CEO
Uber lyft yammer cherry



Yibo Ling
Chief Financial Officer
Uber BCG



Rebecca Hahn
Chief Corporate Social Responsibility Officer
OutCast ORACLE



Scott Rushforth
Chief Vehicle Officer
0x7a69



Wendy Mantell
General Counsel
FANDUEL hulu



Tom O'Brien
SVP, Revenue
ATOMIC eventbrite



Renaud Fages
VP, Global Operations
BCG SOCIETE GENERALE



Shane Torchiana
VP, Corporate Development & Strategy
BCG Morgan Stanley



Brooke Tandy
VP, People
scoot PeopleTech



Justin Youn
VP, Strategic Finance
Goldman Sachs JMI

2 Rider experience that addresses traditional mobility pain points

TRADITIONAL MOBILITY PAIN POINTS


Long wait


Long walk


Congested commute


Unpredictable traffic


Surge pricing


Heavy emissions

The Bird experience

1. On-demand
2. Quick and efficient
3. Socially distanced
4. Congestion reducing
5. Affordable
6. Environmentally friendly


5:21
BIRD
2 min
14 mi
RESERVE
Principessa
Daniel Wellington
Diana Hobson Fine Art
Main Street Peep Hole Box
STAG Provisions for Men
Andalusia Ave
Andalusia Ave

3 Aligned incentives in the mutually beneficial Fleet Manager operating model

Efficient management ratio
Fleet Managers provide logistics services for 100+ scooters each, driving meaningful scale

Significant earnings become moat
Earning potential as a Fleet Manager is far better than peer alternatives

Hyper local knowledge
Localized knowledge reduces city costs and improves operational outcomes

Community
Community of Fleet Managers drives retention

STRONG FLEET MANAGER PARTNER RETENTION
(Month-over-month partner retention[1])


98%
91%
83%
80%
78%
78%
Month 1
Month 2
Month 3
Month 4
Month 5
Month 6



1. Month 1 corresponds to the first operational month for each cohort (e.g., July cohort Month 1 = 07/01/2020 - 07/31/2020). Adjusted for closed markets.

4 Category creator with advanced technology and data platform

DATA

Hardware

Designed for safety, connectivity and durability

- AI sidewalk detection
- GPS and Global connected network
- Anti-theft brain-battery “handshake” tech


BIRD


BirdOS

DATA

Software

Purpose built for rider, operator and city



Rider apps
- Ride booking
- Real-time inventory
- Payment

Fleet Manager apps
- Inventory management
- Repair training
- Drop engine

City apps
- Location services
- 3-1-1 compliance
- Parking zones

DATA

5 Energy transition at its core

BIRD RIDES TYPICALLY REPLACE HIGHER-EMISSION MODES

Mode Shift Displacement Survey Results



Other[1]
18%
Public transit
9%
Personal car
23%
Walking
31%
Ridehail
19%
51%
of alternatives have higher emissions

Each Bird Two prevents an estimated 103kg of greenhouse gas emissions during its lifetime[2]

EACH BIRD'S GHG OFFSET IS EQUIVALENT TO THE CARBON ABSORBED BY 40 TREES[3]



Note: GHG assumptions based on The Greenhouse Gases, Regulated Emissions and Energy Use in Transportation (GREET) Model by Argonne National Laboratory. Mode Shift results based on an October 2019 Bird survey through Qualtrics of ~1k riders.
1. Other includes personal bike, personal scooter and bikeshare.
2. Based on Bird Two actual data, including pre-COVID KPIs, ~1.5 year half-life, and 272 grams per passenger mile lifecycle GHG emissions.
3. Based on carbon sequestering per year of 6-year-old elm tree of 1,700 grams relative to a Bird Two over a 1.5 year period representative of a Bird Two half-life.

6 Strong unit economics, even with winter-like COVID utilization

For every $10 earned	In-House Ops during Winter (Q4 2019)	Fleet Manager Ops during COVID (H2 2020)
Sharing Revenue[1]	**$10.00**	**$10.00**
(-) Fleet Manager Rev Share	0.00	4.17
(-) Charging & Repair	4.50	0.28
(-) Other Ride Costs[2]	6.33	1.27
Ride Profit (before Vehicle Depreciation)	**($0.83)**	**$4.28**
(-) Vehicle Depreciation	8.83	2.85
Ride Profit (after Vehicle Depreciation)	**($9.66)**	**$1.43**

Reduced through the Fleet Manager model (Charging & Repair and Other Ride Costs, Fleet Manager Ops)

Note: Sharing Revenue and Ride Profit are non-GAAP metrics, see reconciliation in Appendix.
1. Net of sales tax, credits, discounts, refunds, disputes and failed payments; excludes vehicle and spare part sales.
2. Other Ride Costs includes service centers and field operations (including labor), mobile data, AWS, city revenue share, permits fees and CC fees.



Financial Summary

Multiple operational drivers to achieve future profitability

ADJUSTED EBITDA MARGIN



18%
(331%)
(191%)
(126%)
(399%)
(88%)
(51%)
(7%)
2018A
H1 2019A
H2 2019A
H1 2020A
H2 2020A
2021P
2022P
2023P

KEY DRIVERS

Revenue Drivers	**New cities and regions** Fleet Manager unlocks long-tail	**Increased utilization** Rebound post-COVID	**New form factors** Bird Bike
Gross Margin Drivers	**Variable FM cost structure** Allows for winter profitability	**Lower city-level overhead** Reduced service centers and labor	**Vehicle improvements** Longer vehicle life and fewer repairs
Operating Expense Leverage	**R&D** Increased scale and automation	**Ops** Data-driven, systematized operations	**G&A** Scale

Note: Adjusted EBITDA margin is a non-GAAP metric. See appendix for reconciliation.

Clear plan for significant growth


INNOVATION
~15% New form factors (e.g., Bird Bike)
EXPANSION
~20% Expand to new regions
PENETRATION
~65% Further penetrate existing regions
(existing cities + new cities)
3
2
1

Note: Illustrative growth initiative contribution estimated based on management's projected Capex spend allocation.

Strong growth and long-term profitability

(in millions, unless otherwise noted)	FY2018A	FY2019A	FY2020A	FY2021P	FY2022P	FY2023P
Rides	**24**	**40**	**18**	**37**	**76**	**170**
Avg. Rides per Deployed Vehicles per Day	2.8x	2.5x	1.3x	1.4x	1.9x	2.4x
Average Deployed Vehicles (in thousands)	23	44	38	70	107	198
Gross Transaction Value	**$79**	**$162**	**$116**	**$219**	**$447**	**$897**
YoY Growth (%)	-	*105%*	*(29%)*	*89%*	*104%*	*101%*
Revenue	**$58**	**$151**	**$95**	**$188**	**$401**	**$815**
YoY Growth (%)	-	*157%*	*(37%)*	*98%*	*114%*	*103%*
Ride Profit (before Vehicle Depreciation)	**$(91)**	**$(3)**	**$16**	**$62**	**$169**	**$425**
Ride Profit Margin (% of Sharing Revenue)	*(155%)*	*(2%)*	*20%*	*40%*	*55%*	*62%*
Gross Profit	**$(212)**	**$(136)**	**$(24)**	**$21**	**$110**	**$308**
Gross Profit Margin (%)	*(363%)*	*(90%)*	*(25%)*	*11%*	*27%*	*38%*
Operating Expenses	$157	$250	$181	$167	$217	$307
% of Revenue	*268%*	*166%*	*191%*	*89%*	*54%*	*38%*
Adjusted EBITDA	**$(194)**	**$(226)**	**$(180)**	**$(96)**	**$(28)**	**$144**
% of Revenue	*(331%)*	*(150%)*	*(190%)*	*(51%)*	*(7%)*	*18%*

Note: Gross Transaction Value, Sharing Revenue, Ride Profit and Adjusted EBITDA are non-GAAP metrics, see reconciliation in Appendix. Certain FY2019 amounts have been reclassed to conform with current period presentation.

Asset financing facility secured to fund future vehicle CapEx

- Financing for vehicle CapEx enabled by Bird's multi-year **track record of vehicle retention and revenue** from tens of millions of global rides
- Further **unlocks equity returns by nearly 50%** and **matches Bird's cash outflows to when vehicles generate the most cash** (i.e., spring and summer)
- Asset-level debt **supports Bird's global growth ambitions** without the restrictive covenants of a traditional credit facility
- **$40M fully committed facility with Apollo[1] this year**, with path to larger facility to fund majority of vehicle CapEx in 2022 and beyond

STATUS QUO

Illustrative unlevered vehicle purchase[2]


74% IRR
Vehicle Purchase
Cash Flow
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

ASSET FINANCING

Illustrative levered vehicle purchase[3]


117% IRR
Vehicle Purchase
Cash Flow
Asset Financing Repayment
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Apr
May
Jun

Note: Cash flow diagrams illustratively based on period from Mar-2021 through Jun-2022, assuming COVID conditions through early 2022.
1. Facility with Apollo Investment Corporation and MidCap Financial Trust (each managed or advised by Apollo Capital Management, L.P., or its affiliates)
2. Based on illustrative $650 cost of single scooter.
3. Based on illustrative $650 cost of single scooter financed at 70% LTV and 50% net revenue repayment.

Relative growth: Bird has experienced significant adoption



Cumulative Revenue Since Founding ($M)¹
$350
$300
$250
$200
$150
$100
$50
$0
1
4
7
10
13
16
19
22
25
28
31
34
37
40
Months since Founding
Google
DOORDASH
Uber
lyft
TESLA

Bird is on track to outpace DoorDash

"5 years in"	DOORDASH FY2018	Bird FY2022E
Revenue ($M)	$291	$401
Gross Margin	19%	29%

1. Defined as months operating with more than 100 vehicles in market for mobility, or date of first sale for retail; Uber, Google, Lyft and Tesla cumulative revenue based on publicly reported ride & revenue numbers, DoorDash cumulative revenue estimated based on market share.

Transaction summary



Detailed transaction overview

$2.3B Enterprise Value | $160M PIPE

Transaction Highlights

Cash Sources

- Switchback II Corporation has ~$316M in cash held in the trust account
- **PIPE size of $160M**

Valuation

- **~$2.3B EV** with strong balance sheet
- Attractive valuation versus other mobility & logistics companies

Capital Structure

- **~$667M in PF cash** on balance sheet (assuming no redemptions) to fund growth and expansion

Sources	$M
SWBK Shares	$ 2,400
SWBK Cash in Trust	316
PIPE[1]	160
Total Sources	**$ 2,876**

Uses	$M
Equity Consideration to Bird Shareholders[2]	$ 2,400
Cash to Balance Sheet	428
Transaction Fees	48
Total Uses	**$ 2,876**

Pro Forma Capitalization

Cash and Cash Equivalents (from de-SPAC)	$ 428
(+) Bird Cash on Balance Sheet	240
PF Cash	$ 667
Equity Value (Post-Money)	$ 2,936
Enterprise Value	**$ 2,277**

Pro Forma Ownership at $10.00 / Share[4]



PIPE Investors
5.5 %
SPAC Sponsor
Shares
2.0 %
SWBK
Investors
10.8 %
Existing Bird
Shareholders
81.8 %

Pro Forma Ownership[4]

Ownership Breakdown	Shares (M)	%
Existing Bird Shareholders[2]	240.0	81.8 %
SWBK Investors	31.6	10.8
PIPE Investors[1]	16.0	5.5
SPAC Sponsor Shares[3]	5.9	2.0
Equity Ownership	**293.6**	**100.0 %**

Note: Bird cash on balance sheet includes unrestricted and restricted cash as of YE2020 and adjusted for $208M of proceeds from convertible senior preferred equity financing and $8.8M of vehicle financing draw as of 30-Apr-2021
1. Assumes PIPE of $160.0M at $10.00 per share.
2. Equity value to Bird's existing shareholders is calculated as 240.0M Switchback II shares, using a $10.00 pro forma share price, on a fully diluted basis (excluding equity awards and restricted stock). Bird equity holders will also be entitled to receive an earnout following the closing of the transaction for shares that will be issuable upon the occurrence of certain triggers, including three separate share price achievements (30 million shares total, 10 million at each threshold, would be payable based on achievement of each of $12.50, $20.00, and $30.00 weighted average sales prices over any 10 trading days within any 20 consecutive trading day period in the 5 years following closing).
3. Excludes ~1.98M SPAC sponsor shares subject to potential forfeiture, 50% of which are based on achievement of $12.50 price per share and remaining 50% based on $15.00 price per share, both over any 10 days within any 20 consecutive trading day period within 5 years of the closing of the transaction.
4. Pro forma ownership structure based on PIPE of $160M at $10.00 per share, assuming no redemptions by Switchback II shareholders. Excludes public and private SWBK warrants, existing Bird options/RSUs/warrants/restricted stock (7% of pro forma basic shares outstanding) and post-closing awards, including management grants vesting over 4 years (2% of pro forma basic shares outstanding), and additional management grants issuable on the same triggers as the Bird equity holder earnout and vesting over 4 years (10% of pro forma basic shares outstanding).

Public comparable universe

BIRD

E-COMMERCE MARKETPLACE ECONOMY

DOORDASH
lyft
Uber
Grab

CATEGORY CREATORS

NETFLIX
PELOTON

DISRUPTIVE MOBILITY TECHNOLOGY

chargepoint
VOLTA
EVgo

Operational benchmarking



2022P – 2023P REVENUE GROWTH, 2023P EBITDA MARGIN
MARKETPLACE ECONOMY
CATEGORY CREATORS
DISRUPTIVE MOBILITY TECH.
High Revenue Growth and High EBITDA Margin in 2023P
27 %
20 %
16 %
12 %
8 %
4 %
0 %
2023P EBITDA MARGIN
0 %
20 %
40 %
60 %
80 %
100 %
207 %
2022P – 2023P REVENUE GROWTH
NETFLIX
PELOTON
lyft
Uber
DOORDASH
Grab 2
VOLTA
BIRD
EVgo
chargepoint 1

Source: Bird projected figures per Bird Co, Bloomberg, Capital IQ, and company disclosures; market data as of 07-May-2021
1. ChargePoint's 2023 EBITDA Margin is (6%) and shown as 0% for illustrative purposes.
2. Reflects EBITDA / adj. net revenue.

Financial benchmarking


2023P FINANCIALS
MARKETPLACE ECONOMY
CATEGORY CREATORS
DISRUPTIVE MOBILITY TECH.
EV / Revenue
Median: 6.8 x
2.8 x
3.5 x
2.8 x
7.5 x
8.2 x
10.2 x
6.1 x
4.0 x
13.0 x
5.1 x
15.0 x
BIRD 1
Uber
lyft
DOORDASH
Grab 3
NETFLIX
PELOTON 2
chargepoin+
VOLTA
EVgo
EV / Revenue / Growth
Median: 0.18 x
0.03 x
0.15 x
0.11 x
0.26 x
0.23 x
0.60 x
0.43 x
0.18 x
0.18 x
0.05 x
0.07 x
BIRD 1
Uber
lyft
DOORDASH
Grab 3
NETFLIX
PELOTON 2
chargepoin+
VOLTA
EVgo

Source: Bird projected figures per Bird Co, Bloomberg, Capital IQ, and company disclosures; market data as of 07-May-2021
1. Based on Bird enterprise value of $2.3B.
2. PTON EV inclusive of operating leases, metrics PF for Precor acquisition.
3. Reflects adj. net revenue.

Financial benchmarking



2023P FINANCIALS
MARKETPLACE ECONOMY
CATEGORY CREATORS
DISRUPTIVE MOBILITY TECH.
EV / Gross Profit
Median: 13.6 x
7.4 x
5.8 x
4.6 x
13.5 x
21.7 x
43.6 x
13.7 x
9.0 x
34.7 x
10.7 x
24.9 x
BIRD 1
Uber
lyft
DOORDASH
Grab
NETFLIX
PELOTON 2
chargepoin+
VOLTA
EVgo
EV / EBITDA
Median: 36.9 x
15.8 x
28.3 x
19.4 x
62.0 x
73.9 x
51.2 x
22.4 x
29.6 x
NM
44.2 x
NM
BIRD 1
Uber
lyft
DOORDASH
Grab
NETFLIX
PELOTON 2
chargepoin+
VOLTA
EVgo

Source: Bird projected figures per Bird Co, Bloomberg, Capital IQ, and company disclosures; market data as of 07-May-2021
1. Based on Bird enterprise value of $2.3B.
2. PTON EV inclusive of operating leases, metrics PF for Precor acquisition.

Fully Distributed Enterprise Value Sensitivities ($M)


$ 16,471
0.1x – 0.2x
Illustrative
Range
$ 8,235
$ 8,154
5.0x – 10.0x
Illustrative
Range
$ 4,077
$ 6,160
10.0x – 20.0x
Illustrative
Range
$ 3,080
$ 5,770
25.0x – 40.0x
Illustrative
Range
$ 3,606
$ 2,277
Transaction Value
EV / 2023P Revenue
EV / 2023P Gross Profit
EV / 2023P Revenue / 2022P- 2023P Growth
EV / 2023P Gross Profit

Source: Bird projected figures per Bird Co, Bloomberg, Capital IQ, and company disclosures; market data as 07-May-2021
Note: Based on Bird enterprise value of $2.3B.

Switchback II Investment Thesis

SWITCHBACK II

Proven Management

Returns-Oriented

Catalyst for Growth

Dominant Market Share

Megatrend Industry Tailwinds

Validated Valuation

Thank you.


BIRD


BIRD

Appendix

Current large global footprint

200+ cities worldwide[1]


New Zealand

Note: Includes in-house, Fleet Manager, and Platform markets.
1. As of May 2021.

GAAP Statement of Operations

(in thousands)	FY2020A
Revenues:	
Sharing	$79,941
Product	$14,660
Total Revenues	**$94,601**
Cost of sharing, exclusive of depreciation	$71,628
Cost of product	$22,716
Depreciation on revenue earning vehicles	$23,791
Gross margin	**$(23,534)**
Other operating expenses:	
General & administrative	$152,910
Selling & marketing	$18,404
Research & development	$34,376
Tariff reimbursement	$(24,986)
Total operating expenses	$180,704
Loss from operations	**$(204,238)**
Interest income	$282
Interest expense	$(6,844)
Other income, net	$2,634
Loss before income taxes	**$(208,166)**
Provision for income taxes	$64
Net loss	**$(208,230)**

GAAP Balance Sheet

(in thousands)	FY2020A
Assets	
Current assets	
Cash and cash equivalents	$43,158
Restricted cash and cash equivalents	$9,609
Accounts receivable, net	$2,857
Inventory	$5,256
Prepaid expenses & other current assets	$8,254
Total current assets	**$69,134**
Property and equipment, net	$4,152
Vehicle deposits	$13,290
Vehicles, net	$81,105
Goodwill	$131,255
Other assets	$4,944
Total assets	**$303,880**
Liabilities, Redeemable Convertible Preferred Stock, and Stockholders' Deficit	
Current liabilities	
Accounts payable	$12,212
Accrued expenses	$20,004
Deferred revenue	$42,900
Notes payable - current	$29,280
Other current liabilities	$5,078
Total current liabilities	**$109,474**
Notes payable - non current	-
Other liabilities	$10,172
Total liabilities	**$119,646**
Commitments and contingencies	
Redeemable Convertible Preferred Stock	
Redeemable convertible preferred stock, $0.000001 par value, 173,212,667 and 142,148,158 shares authorized, 153,738,962 and 135,023,946 shares issued and outstanding, respectively as of December 31, 2020 and 2019	$1,044,282
Stockholders' Deficit	
Founders convertible preferred stock, $0.000001 par value, 7,493,443 shares authorized, 4,540,177 shares issued and outstanding as of December 31, 2020 and 2019	-
Common stock, $0.000001 par value, 275,000,000 and 229,000,000 shares authorized, 54,913,358 and 45,238,688 shares issued and outstanding, respectively as of December 31, 2020 and 2019	-
Additional paid-in capital	$92,654
Accumulated other comprehensive income	$13,005
Accumulated deficit	$(965,707)
Total stockholders' deficit	**$(860,048)**
Total liabilities, redeemable convertible preferred stock and stockholders' deficit	**$303,880**

GAAP Statement of Cash Flows

(in thousands)	FY2020A
Cash flows from operating activities	
Net loss	$(208,230)
Adjustments to reconcile net loss to net cash used in operating activities:	$56,409
Changes in assets and liabilities, net of impact of business acquisitions and disposals:	$1,670
Net cash used in operating activities	**$(150,151)**
Cash flows from investing activities	
Net cash provided by investing activities	**$56,302**
Cash flows from financing activities	
Net cash provided by financing activities	**$31,866**
Effect of exchange rate changes on cash	$(3,590)
Net decrease in cash, cash equivalents, and restricted cash	**$(65,573)**
Cash and cash equivalents, and restricted cash and cash equivalents at beginning of period	$119,340
Cash and cash equivalents, and restricted cash and cash equivalents at end of period	**$53,767**

Non-GAAP reconciliations

		FY2019A					FY2020A				
(in millions)	**FY2018A**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**	**Q1**	**Q2**	**Q3**	**Q4**	**FY**
Gross Transaction Value	**$78.9**	**$15.4**	**$45.5**	**$64.1**	**$37.0**	**$162.0**	**$23.9**	**$13.0**	**$49.1**	**$29.5**	**$115.5**
Contra Revenue	$(20.4)	$(1.6)	$(3.1)	$(3.3)	$(2.6)	$(10.7)	$(2.4)	$(0.7)	$(4.5)	$(3.3)	$(10.9)
Platform Revenue Adjustment	$0.0	$0.0	$(0.4)	$(0.5)	$0.1	$(0.8)	$(0.6)	$(2.2)	$(4.9)	$(2.3)	$(10.0)
Revenue	**$58.5**	**$13.8**	**$41.9**	**$60.3**	**$34.5**	**$150.5**	**$20.9**	**$10.1**	**$39.7**	**$23.9**	**$94.6**
Product Sales Revenue	$0.0	$(0.6)	$(1.8)	$(3.2)	$(4.5)	$(10.1)	$(4.8)	$(0.4)	$(6.1)	$(3.3)	$(14.7)
Sharing Revenue	**$58.5**	**$13.2**	**$40.2**	**$57.1**	**$30.0**	**$140.4**	**$16.1**	**$9.6**	**$33.6**	**$20.6**	**$79.9**
Gross Profit	**$(212.1)**	**$(44.6)**	**$(42.7)**	**$(15.7)**	**$(32.7)**	**$(135.7)**	**$(15.8)**	**$(6.4)**	**$0.6**	**$(2.0)**	**$(23.5)**
Vehicle Depreciation	$112.5	$24.3	$30.0	$31.4	$26.5	$112.2	$7.2	$3.2	$9.0	$6.4	$25.8
Vehicle Count Adjustments	$8.9	$3.9	$14.8	$(6.9)	$(2.1)	$9.8	$(2.4)	$(0.1)	$4.4	$3.6	$5.6
Net Impact of Product Sales Division	$0.0	$1.4	$1.0	$2.1	$5.8	$10.2	$2.3	$4.7	$0.5	$0.5	$8.1
Ride Profit (before Vehicle Depreciation)	**$(90.7)**	**$(15.0)**	**$3.1**	**$11.0**	**$(2.5)**	**$(3.4)**	**$(8.8)**	**$1.5**	**$14.6**	**$8.6**	**$15.9**
% of Sharing Revenue	*(155%)*	*(113%)*	*8%*	*19%*	*(8%)*	*(2%)*	*(54%)*	*15%*	*44%*	*42%*	*20%*
Vehicle Depreciation	$(112.5)	$(24.3)	$(30.0)	$(31.4)	$(26.5)	$(112.2)	$(7.2)	$(3.2)	$(9.0)	$(6.4)	$(25.8)
Ride Profit (after Vehicle Depreciation)	**$(203.3)**	**$(39.3)**	**$(27.0)**	**$(20.4)**	**$(29.0)**	**$(115.7)**	**$(15.9)**	**$(1.8)**	**$5.6**	**$2.1**	**$(9.9)**
% of Sharing Revenue	*(348%)*	*(297%)*	*(67%)*	*(36%)*	*(97%)*	*(82%)*	*(99%)*	*(18%)*	*17%*	*10%*	*(12%)*
Net Income	**$(367.4)**	**$(89.5)**	**$(96.4)**	**$(101.2)**	**$(100.3)**	**$(387.5)**	**$(69.5)**	**$(50.3)**	**$(44.3)**	**$(44.2)**	**$(208.2)**
Net Interest (Income) / Expense	$(1.6)	$(0.5)	$1.7	$2.1	$1.4	$4.7	$1.8	$1.7	$1.5	$1.6	$6.6
Income Tax	$0.0	$0.0	$0.0	$0.0	$0.2	$0.3	$0.1	$0.0	$0.1	$(0.1)	$0.1
Depreciation & Amortization	$113.4	$24.8	$31.2	$33.2	$26.9	$116.1	$10.6	$5.7	$11.1	$8.0	$35.3
Vehicle Count Adjustments	$8.9	$3.9	$14.8	$(6.9)	$(2.1)	$9.8	$(2.4)	$(0.1)	$4.4	$3.6	$5.6
Stock Based Compensation	$53.0	$2.2	$1.3	$26.0	$1.1	$30.6	$2.3	$1.2	$1.2	$1.4	$6.1
Vehicle Tariff Reimbursements	$0.0	$0.0	$0.0	$0.0	$0.0	$0.0	$(23.2)	$(1.4)	$0.0	$(0.3)	$(25.0)
Adjusted EBITDA	**$(193.8)**	**$(59.1)**	**$(47.4)**	**$(46.8)**	**$(72.8)**	**$(226.1)**	**$(80.3)**	**$(43.4)**	**$(26.0)**	**$(30.0)**	**$(179.6)**
% of Revenue	*(331%)*	*(428%)*	*(113%)*	*(78%)*	*(211%)*	*(150%)*	*(384%)*	*(430%)*	*(65%)*	*(126%)*	*(190%)*

Note: Certain FY2019 amounts have been reclassed to conform with current period presentation. FQ2019 and FQ2020 figures are unaudited and unreviewed.

Risk factors

- The COVID-19 pandemic and the impact of the actions taken to mitigate the pandemic have adversely affected, and may continue to adversely affect, Bird's business, financial condition and results of operations.
- Bird has a relatively new and evolving business model with a short operating history, which makes it difficult to evaluate future prospects, forecast financial results, and assess the risks and challenges Bird may face.
- Bird has incurred significant operating losses in the past and may not be able to achieve or maintain profitability in the future.
- If Bird fails to retain existing users or add new users, or if Bird's users decrease their level of engagement with its products and services, Bird's business, financial condition and results of operations may be significantly harmed.
- If Bird fails to attract and retain qualified Fleet Managers, or to increase utilization rates with its existing Fleet Managers, its revenue, financial results and business may be significantly harmed.
- Bird operates in a new and rapidly changing industry, which makes it difficult to evaluate its business and prospects.
- Poor weather adversely affects the use of Bird's services, which causes seasonality in its business and could negatively impact financial performance from period to period.
- Future operating results depend upon Bird's ability to obtain scooters that meet its quality specifications in sufficient quantities on commercially reasonable terms.
- Bird's metrics and estimates, including the key metrics included in this presentation, are subject to inherent challenges in measurement, and real or perceived inaccuracies in those metrics may harm its reputation and negatively affect its business.
- Bird has purchased third-party insurance policies in specified dollar amounts to provide certain coverage for injuries and deaths arising from its vehicles and/or the use of its vehicles, as well as legal costs associated with claims about any such injuries and deaths. If Bird's insurance coverage is insufficient, in amount or in breadth of coverage, for any such injuries and deaths or legal expenses resulting therefrom, or if Bird's insurance providers are unable to meet their obligations, Bird may not be able to mitigate the inherent risks facing its business as a result of injuries and deaths occasioned by its vehicles or the use of its vehicles, which could adversely affect Bird's business, financial condition and results of operations.
- For the past two years, Bird has experienced a significant increase each year in litigation costs (inclusive of defense costs and settlement payments) associated with personal injury claims. If Bird continues to experience significant increases in litigation costs, these costs could outpace the amount of insurance Bird maintains or fall outside the scope of such insurance, which could adversely affect Bird's business, financial condition and results of operations.
- Since Bird's inception, Bird has been involved in over one hundred personal injury lawsuits and threats of lawsuits involving allegations of soft-tissue injuries, fractures, brain injuries, internal injuries and death. To date, these actions have not resulted in a material loss to Bird, whether through settlements or defense costs, but many lawsuits remain pending and the number of lawsuits may rise as the number of consumers increases. The outcome of litigation is inherently unpredictable and could adversely affect Bird's business, financial condition and results of operations to the extent settlements, verdicts, and/or defense costs exceed Bird's insurance coverage or are outside the scope of Bird's insurance coverage.
- The costs of Bird's insurance coverage may rise significantly, or insurance coverage for Bird's business may become unavailable in the insurance market. Alternatively, Bird's insurance providers may require Bird to cover more costs through self-insured retentions, deductibles, or co-insurance obligations. Any of these scenarios could adversely affect Bird's business, financial condition and results of operations.
- Bird's business model includes its engagement of service providers through its Fleet Manager program, and that program and Bird's business may be adversely affected if claims are initiated that allege misclassification, and attendant violations of the California Labor Code, wage laws or other laws, as the result of Bird's treatment of Fleet Managers as contractors. The costs associated with defending, settling or resolving any such proceedings, and any liability determination, may substantially harm Bird's business, reputation and financial results, including by rendering further operations of Bird's business economically unfeasible or impracticable.
- Bird is defending consolidated proceedings alleging that individuals engaged as vehicle chargers and mechanics were misclassified as independent contractors in violation of the California Labor Code and wage laws. The costs associated with defending, settling or resolving these proceedings, and any liability determination, may substantially harm Bird's business, reputation and financial results.

Risk factors (cont'd)

- Changes to its pricing could adversely affect Bird's ability to attract or retain qualified Fleet Managers and users.
- Illegal, improper or inappropriate activity of users could expose Bird to liability and harm its business, brand, financial condition and results of operations.
- Exposure to product liability in the event of significant vehicle damage or reliability issues could harm Bird's business, financial condition and results of operations.
- Bird relies on third-party payment processors to process payments made by users on its platform and/or made to Fleet Managers and platform partners, and if Bird cannot manage relationships with such third parties and other payment-related risks, its business, financial condition and results of operations could be adversely affected.
- The markets in which Bird operates are highly competitive, and competition represents an ongoing threat to the growth and success of its business.
- Bird is expanding, its Fleet Manager network. Any failure by Bird's Fleet Managers to maintain vehicle quality or service levels or uphold brand standards, or material changes to labor classifications or franchise regulations, could have a negative impact on Bird's reputation and business.
- In most instances, Bird partners with its Fleet Managers and Platform partners to support its local operations and may be limited in its ability control the compliance of such Fleet Managers and Platform partners with state and local laws, rules and ordinances relating to safety, environmental protection and related matters. Bird's ability to operate within a local jurisdiction is generally subject to oversight and regulation in accordance with such legal requirements and typically requires various local and other governmental approvals and permits that may vary by jurisdiction. The nature and extent of any changes in these legal requirements, approvals and permits may be unpredictable and may materially impact Bird's business. If key approvals and permits cannot be obtained on acceptable terms, or if Bird, its Fleet Managers or its Platform partners fail to meet requirements in the local jurisdictions in which they operate, such failure could adversely impact Bird's reputation, business and operating model.
- Bird is expanding its Platform partnerships and Fleet Manager relationships. Any failure by Bird's platform partners or Fleet Managers to maintain vehicle quality, service levels, or relationships with local government authorities, or material changes to labor classifications (including any ruling that Platform partners or Fleet Managers should be classified as employees) or franchise regulations, could adversely impact Bird's reputation, business and operating model.
- Bird relies on distributors to distribute and sell its consumer products offerings to retailers.
- If Bird's scooters, mobile applications or other services have defects, the reputation and brand of Bird's platform and services could suffer, which could negatively impact the use of its products and services, and negatively impact operating results and financial condition.
- Bird may acquire other businesses, which could require significant management attention, disrupt its business, dilute stockholder value and adversely affect operating results.
- The global nature of Bird's business may subject it to increased business and economic risks that could impact financial results.
- Bird's business is subject to interruptions, delays or failures resulting from earthquakes, other natural catastrophic events, geopolitical instability, war, terrorism, public health crises and other unexpected events.
- The loss of one or more of Bird's key personnel, or failure to attract and retain other highly qualified personnel in the future, could harm Bird's business.
- The impact of economic conditions, including the resulting effect on discretionary consumer spending, may harm Bird's business and operating results.
- Bird may need additional capital, and cannot be certain that additional financing will be available.
- Bird's company culture has contributed to its success and if Bird cannot maintain this culture as it grows, its business could be harmed.
- Bird's user growth and engagement on mobile devices depend upon effective operation with mobile operating systems, networks and standards that it does not control.
- Bird's business could be adversely impacted by changes in the Internet and mobile device accessibility of users and unfavorable changes in or failure to comply with existing or future laws governing the Internet and mobile devices.
- Bird relies on third parties maintaining open marketplaces to distribute its application and provide the software it uses in certain products and offerings. If such third parties interfere with the distribution of products or offerings or with Bird's use of such software, if Bird is unable to maintain a good relationship, or if marketplaces are unavailable for any prolonged period of time, Bird's business will suffer.

Risk factors (cont'd)

- The operators of digital storefronts on which Bird publishes its mobile application in many cases have the unilateral ability to change and interpret the terms of contract Bird has with them.
- Bird may be a party to intellectual property rights claims and other litigation which are expensive to support, and if resolved adversely, could have a significant impact on Bird and Bird's stockholders.
- If Bird is unable to protect its intellectual property, the value of its brand and other intangible assets may be diminished, and business may be adversely affected.
- Any significant disruption in Bird's services or in information technology systems could result in a loss of users or harm Bird's business.
- Damage to, or failure of, Bird's systems or interruptions or delays in service from Bird's third-party cloud service platforms could impair the delivery of service and harm business.
- Bird's service relies on GPS and other Global Satellite Navigation Systems.
- Computer malware, viruses, hacking, phishing attacks and spamming could harm Bird's business and results of operations.
- Systems failures and resulting interruptions in the availability of Bird's website, applications, platform or offerings could adversely affect Bird's business, financial condition and results of operations.
- Action by governmental authorities to restrict access to Bird's products and services in their localities could substantially harm business and financial results.
- Bird has faced and is likely to continue to face lawsuits from local governmental entities, municipalities and private citizens related to the conduct of its business.
- Government regulation of the Internet and user privacy is evolving and negative changes could substantially harm Bird's business and operating results.
- Bird collects, stores, processes and uses personal information and other customer data, which subjects it to governmental regulation and other legal obligations related to privacy, information security and data protection and Bird's actual or perceived failure to comply with such obligations could harm its business.
- Expansion of products or services could subject Bird to additional laws and regulations, and any actual or perceived failure by Bird to comply with such laws and regulations or manage the increased costs associated with such laws or regulations could adversely affect Bird's business, financial condition or results of operations.
- Bird is regularly subject to claims, lawsuits, government investigations and other proceedings that may adversely affect Bird's business, financial condition and results of operations.
- Bird may face limitations to the amount of income in future years that can be offset by historic losses, including as a result of significant changes in its shareholder base or as a result of acquisition activity.
- Bird is exposed to fluctuations in currency exchange rates.
- Unanticipated changes in Bird's income tax rates or exposure to additional tax liabilities may affect future financial results.